Infinity
PHARMACEUTICALS

Individual Inspiration . . .

Community Collaboration . . .

Medical Innovation . . .

Infinity Overview June 2008 Exhibit 99.1

2
Forward-Looking Statements
• This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform
Act of 1995.  These statements involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements.
• Such forward-looking statements include those regarding future clinical trial activity for IPI-504, IPI-493 and
IPI-926, including the completion of the planned Phase 3 clinical trial of IPI-504 in refractory GIST; the presentation of data for IPI-504 and IPI-926; estimates of 2008 financial performance; and the expectation that Infinity will have cash to support its current operating plan into 2010.
• Such statements are subject to numerous factors, risks and uncertainties that may cause actual events or results to differ materially from Infinity's current expectations. For example, there can be no guarantee that any product candidate
Infinity is developing will successfully complete necessary preclinical and clinical development phases. In particular, expectations could be affected by risks and uncertainties relating to: results of clinical trials and preclinical studies, including subsequent analysis of existing data and new data received from ongoing and future studies; the content and timing of decisions made by the U.S. Food and Drug Administration and other regulatory authorities, investigational review boards at clinical trial sites, and publication review bodies; Infinity's ability to enroll patients in its clinical trials;
Infinity's dependence on its collaboration with MedImmune/AstraZeneca; Infinity's ability to obtain additional funding required to conduct its research, development and commercialization activities; unplanned cash requirements and expenditures; and Infinity's ability to obtain, maintain and enforce patent and other intellectual property protection for any product candidates it is developing.
• These and other risks which may impact Infinity’s expectations are described in greater detail under the caption "Risk
Factors" included Infinity's quarterly report on Form 10-Q for the quarter ended March 31, 2008, which was filed with the
Securities and Exchange Commission on May 9, 2008.
• Further, any forward-looking statements contained in this presentation speak only as of the date hereof, and Infinity expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.
• All trademarks used in this presentation are the property of their respective owners.

Infinity: Innovative small molecule cancer drug
discovery and development
Financial highlights
•
$105M in cash as of 3/31/2008
•
Significant pipeline
investment, and well-
controlled burn
NASDAQ: INFI
Founded: 2001
Headquarters: Cambridge, MA
Employees: ~140
R&D highlights
•
Lead program to enter Phase 3
registration trial in 3Q08
•
Broad internally-discovered
pipeline of novel candidates
•
Major alliance with AstraZeneca

INFI Investment Thesis
•
Sustainable pipeline of novel, small molecules
for key targets
–
Hsp90 inhibitors: IPI-504 i.v. and IPI-493 p.o.
– Hedgehog pathway inhibitor: IPI-926
•
International Ph 3 trial for IPI-504 to commence in 3Q08 under SPA
– IPI-504 positioned as potential first-in-class anti-chaperone agent
•
Broad, near-term potential
– Multiple IPI-504 trials underway in major disease categories
•
Strong balance
sheet;
well-capitalized
– Resources support current operating plan into 2010
•
Proven management team
– First- and best-in-class NDAs, value-creating business transactions

5
Solid tumors
Hsp90 oral: IPI-493
Discovery Preclinical Phase 1 Phase 2 Phase 3
Hsp90 i.v.: IPI-504 (retaspimycin hydrochloride)
GIST/STS
NSCLC
HRPC
Taxotere
®
Combo
Additional Studies
Solid tumors
Hedgehog Pathway: IPI-926
Bcl-2/Bcl-xL
Discovery Programs
FPI mid-2008
In 2008
GIST Ph 3 FPI 3Q08
INFI: Building a sustainable oncology pipeline
FPI 2H 2008

6
Solid tumors
Hsp90 oral: IPI-493
Discovery Preclinical Phase 1 Phase 2 Phase 3
Hsp90 i.v.: IPI-504 (retaspimycin hydrochloride)
GIST/STS
NSCLC
HRPC
Taxotere
®
Combo
Additional Studies
Solid tumors
Hedgehog Pathway: IPI-926
Bcl-2/Bcl-xL
Discovery Programs
FPI mid-2008
In 2008
GIST Ph 3 FPI 3Q08
Hsp90: Targeted Anti-Chaperone Therapy
FPI 2H 2008

Targeting the Hsp90 chaperone: a novel strategy
for cancer treatment
•
Lead product IPI-504 in late-stage clinical development
–
Water-soluable i.v. formulation
–
Issued U.S. patent, worldwide patents pending
–
Currently being evaluated in multiple cancers
•
IPI-493 expected to enter the clinic in mid-2008
–
Novel oral formulation
–
Strong IP position; patent applications filed worldwide
–
Phase 1 study to commence mid-2008
7

Hsp90
ATP
Correctly folded oncogenic protein
Growth signal
Hsp90
IPI-504
Misfolded oncogenic protein
Unable to signal
ATP
Hsp90
IPI-504
ATP

Infinity
PHARMACEUTICALS

8
Hsp90 Inhibition: How it works
Hsp90 is a “chaperone” protein
responsible for supporting and stabilizing
numerous oncogenic proteins
IPI-504 binds
at ATP site
and inhibits
cell
stabilization
Unstable
oncogene
degraded;
tumor growth
inhibited

9
0.0 1.0 2.0 3.0
Rituxan
Herceptin
Avastin
Eloxatin
Taxotere
Gleevec
Gemzar
0 50,000 100,000 150,000 200,000 250,000
Prostate
Lung
Breast
Colorectal
Bladder
NHL
Melanoma
Leukemia
Hsp90 Inhibition: A major new target
** Sales in top 7 markets. Source: “Commercial insight: Top 20 cancer therapy brands 2006.” Datamonitor, July 2007
* Source: American Cancer Society: Cancer Facts and Figures 2007.
Atlanta, Ga: American Cancer Society, 2007
Top cancers in U.S by incidence*
Clinical development underway
in the three most common
cancers
Potential for application in
combination with major
products
2006 sales cytotoxic/targeted therapies ($B)**

10
Oncogenic protein
drives cancer cell
survival & growth
Cancer
cell death
Tyrosine kinase inhibitor
(e.g., Gleevec, Tarceva)
Normal
protein
Resistance mutations
evade TKI therapy
IPI-504 / IPI-493 (oral) IPI-504
Dependent
on Hsp90
for function
Still depends
on Hsp90 for
function
Rapid registration in
refractory setting
Expand potential in
front-line / combo
Hsp90 development paradigm: A new treatment
approach

11
Clinical development strategy
•
Rapid path to registration with IPI-504
–
Single-agent therapy, refractory settings
–
GIST & NSCLC
•
Broaden potential through additional indications
–
Signal-finding trials in additional tumors (HRPC, others)
–
Combination therapy with standards of care (Taxotere®, others)
•
Rapid development of oral
–
Earlier lines of therapy, combinations, chronic therapy
–
Phase 1 expected to commence mid-2008

Phase 1 Trial of IPI-504
•
Patients with metastatic GIST refractory to Tyrosine Kinase Inhibitors (TKIs)
– Gleevec® and Sutent®
•
Inter-cohort dose escalation trial
– Twice weekly dosing for 2 weeks every 21 days
– Twice weekly dosing continuously
•
Endpoints:
– Safety and tolerability
– Identify dose and schedule for full clinical development
– Assessment of biological activity with anatomic and functional imaging (CT and 18FDG-PET scans)
•
Amended in May 2007 to include other soft-tissue sarcomas
•
Expansion at MTD to confirm safety and tolerability
No currently-approved therapies in refractory GIST

Patients in Phase 1 GIST study experienced
multiple prior TKI therapies
Prior Therapy Patients with refractory GIST
treated with IPI-504 (n=45)
Imatinib
45 (100%)
Imatinib > 400 mg
36 (80%)
Sunitinib
42 (93%)
Nilotinib
9 (20%)
3 or more treatments
17 (38%)
Prior surgery
33 (73%)
38% of patients had 3 or more prior therapies

Phase 1 results confirm activity and safety of IPI-
504 in refractory GIST
•
70% overall disease control after 2 cycles in patients with GIST
•
Estimated Progression Free Survival (PFS) of 12 weeks
•
IPI-504 was generally well-tolerated with an acceptable safety profile
GIST Other STS
Number of patients¹
36 11
Partial Response (PR)²
1   ( 3%) 1   ( 9%)
Stable Disease (SD) 24   (67%) 4   (36%)
Progressive Disease (PD) 11   (30%) 6   (55%)
1. 90-400
mg/m²
- twice weekly, 2 weeks on 1 week off
2. Both PRs confirmed
Wagner et al., ASCO 2008

Baseline Cycle 1, Day 21
After 10 days
off IPI-504
Cycle 1, Day 11
72 hours post
3
rd
dose of IPI-504
Cycle 3, Day 12
After IPI-504
dosing resumed
PET imaging demonstrates disease control in
refractory GIST
18 FDG-PET of Pt 201-007 following progression on imatinib, sunitinib, and nilotinib (IPI-504 dose - 150 mg/m²)

Baseline
Cycle 3
1 year on imatinib at 400 & 800 mg; 1 year on sunitinib at 37.5 & 50mg
Patient remains on study as of cycle 5 (15 weeks)
Partial response by RECIST (70% reduction) in
metastatic GIST after pretreatment with TKIs

Sunitinib (N=207)
Median 27.3 Weeks
Placebo (N=105)
Median 6.4 Weeks
Hazard Ratio = 0.33
95% CI (0.23, 0.47)
p < 0.0001
Time to Tumor Progression Probability (%)
100
90
80
70
60
50
40
30
20
10
0
0
6
12
18
24
30
36
42
48
54
Time (Weeks)

Fig. 1. Kaplan-Meier curve of time-to-tumor progression in the GISTrandomized study.

Infinity PHARMACEUTICALS

17
Stable disease for >6 weeks is meaningful in the
refractory GIST setting
1
Results from the Phase 3 sunitinib
trial in GIST
TTP on Placebo: 6.4 weeks
TTP on sunitinib: 27.3 weeks
1 Goodman VL, Rock EP, Dagher R, Ramchandani RP, Abraham S, Gobburu JVS, Booth BP,
Verbois SL, Morse DL, Liang CY, Chidambaram N, Jiang JX, Tang S, Mahjoob K, Justice R, Pazdur
R. Approval summary: sunitinib for the treatment of imatinib refractory or intolerant gastrointestinal stromal tumors and advanced renal cell carcinoma. Clin Cancer Res (2007) 13:1367-1373.

IPI-504: Rapid Advancement into Phase 3
Phase 3 Registration trial to be initiated in 3Q 2008 under Special
Protocol Assessment, and with scientific advice from EMEA
•
Study designed in consultation with international group of KOLs
–
Randomized, double-blind, placebo-controlled study
• Patients to be randomized 2:1 to either IPI-504 or placebo
• Cross-over to treatment with IPI-504 if progression occurs
–
Approx. 200 patients; >50 sites worldwide
–
Patients with progressive GIST despite treatment with imatinib & sunitinib
•
Endpoints
–
Primary: Progression-free survival (PFS)
–
Secondary: Disease control rate, time to progression, & overall survival
•
Expect trial to be completed in ~2 years from first patient enrolled
18

19
IPI-504 Phase 1/2 study in NSCLC: Potential
rapid path to market
Encouraging clinical data
•
Completed Ph 1 portion
–
Stage IIIb/IV NSCLC patients with
>12 weeks previous TKI therapy
•
Phase 1 data at EORTC 2007*
–
12 patients, dose-escalation
–
7 of 9 (78%) Stable Disease
–
1 pt with mtEGFR experienced
extended SD >6 months (28 weeks)
–
Correlative PET activity observed
Clear path forward
•
Initiated Phase 2 portion
–
Evaluate mtEGFR and wild-type
–
Potential to expand
•
Combination therapy strategy
–
Phase 1 single agent drives
exploration of mechanistic
combinations
–
Important potential setting for oral
No approved therapies in TKI-resistant NSCLC
* Sequist, L., Janne, P., Sweeney, J., Walker, J., Grayzel, D., Lynch, T. (2007) Phase 1/ 2 Trial of the Novel Hsp90 Inhibitor,
IPI-504, in Patients with Relapsed and/or Refractory Stage IIIb or Stage IV Non-Small Cell Lung Cancer (NSCLC) Stratified by
EGFR Mutation Status. ACR-NCI-EORTC International Conference on Molecular Targets and Cancer Therapeutics, B79, 2007.

20
IPI-504 anti-chaperone therapy: Significant
potential beyond GIST & NSCLC
•
Phase 2 Hormone-resistant prostate cancer (HRPC)
–
2 groups: 1 docetaxel-naive, 1 post-docetaxel treatment
–
Establish potential utility in combination and/or as oral therapy
•
Phase 1b combo with docetaxel
–
Patients with advanced solid tumors
–
Establish safety, MTD, and optimal schedule of administration
•
Additional trials planned to commence in 2008
–
Additional clinical studies of IPI-504
–
Phase 1 with IPI-493, oral Hsp90 inhibitor, in mid-2008

21
Infinity’s oral inhibitor of Hsp90: IPI-493
•
Demonstrated potent and selective Hsp90 inhibition preclinically
•
Excellent oral exposure: PK and half-life
•
Only oral geldanamycin analogue in clinical development
–
Previous class-based liabilities eliminated
•
IPI-493 on track to enter clinic in mid-2008
–
Rapid exploration of dose, schedule, and combinations
–
Leverage signal-finding efforts from Phase 2 studies with IPI-504

22
•
Worldwide collaboration: R&D and commercial
•
Compelling economics: Control INFI cash burn, significant
downstream participation
–
$70M upfront; $215M potential milestones
–
R&D cost share and 50/50 WW profit split
–
Co-promotion rights in US
•
Provides global oncology infrastructure and reach
MedImmune/AstraZeneca alliance on Hsp90

23
Solid tumors
Hsp90 oral: IPI-493
Discovery Preclinical Phase 1 Phase 2 Phase 3
Hsp90 i.v.: IPI-504 (retaspimycin hydrochloride)
GIST/STS
NSCLC
HRPC
Taxotere
®
Combo
Additional Studies
Solid tumors
Hedgehog Pathway: IPI-926
Bcl-2/Bcl-xL
Discovery Programs
FPI mid-2008
In 2008
GIST Ph 3 FPI 3Q08
FPI 2H 2008
Hedgehog Pathway Inhibitor Program: IPI-926

"All the News That's Fit to Print"

The New York Times

National Edition

FRIDAY, DECEMBER 21, 2007

SCIENTISTS WEIGH STEM CELLS' ROLE AS CANCER CAUSE

December 21, 2007

Scientists Weigh Stem Cells' Role as Cancer Cause

By GINA KOLATA

Within the next few months, researchers at three medical centers expect to start the first test in patients of one of the most promising — and contentious — ideas about the cause and treatment of cancer.

The idea is to take aim at what some scientists say are cancerous stem cells — aberrant cells that maintain and propagate malignant tumors.

Although many scientists have assumed that cancer cells are immortal that they divide and grow indefinitely most can only divide a certain number of times before dying. The stem cell hypothesis says that cancers themselves may not die because they are fed by cancerous stem cells, a small and particularly dangerous kind of cell that can renew by dividing even as it spews out more cells that form the bulk of a tumor. Worse, stem cells may be impervious to most standard cancer therapies.

Infinity PHARMACEUTICALS

AACR Meeting Abstracts on Hedgehog Pathway, 2004-2008 10 19 31 43 58 2004 2006 2006 2007 2008 Burgeoning interest in Hedgehog pathway

Inactive
Ptch
Smo
Hip
Fused
Sufu
Gli
Target genes
Active
Smo
Ptch
Hh
Hip
?
Fused
Sufu
Gli
Gli
Target genes

Infinity PHARMACEUTICALS

*Chen et al., 2002 G&D 16:2743 Cyclopamine The Hedgehog signaling pathway

Hh in
Cancer
Genetic mutation
medulloblastoma
basal cell carcinoma
Pathway activation
pancreatic, gastric,
prostate, glioma
Tumor progenitor cells
SCLC, glioblastoma,
breast, multiple myeloma
Hedgehog pathway implicated in variety of solid
tumors and heme. malignancies

Infinity’s Hedgehog inhibitor:  IPI-926
HO
O
NH
H
H
H
H
H
1
st
generation 2
nd
generation
Solubility
Chemical stability
Potency
(15nM in cell based assay)
Selectivity
Metabolic stability
IPI-926
Oral bioavailability
Long half-life
In vivo
activity
+
cyclopamine
O
H
H
O
NH
H
H
H
•
Issued composition of matter patent
•
Infinity-discovered & 100% owned royalty-free worldwide

Daily oral administration of IPI-926 shows dose
dependent inhibition of tumor growth
-500.00
0.00
500.00
1000.00
1500.00
2000.00
2500.00
3000.00
3500.00
4000.00
4500.00
15 20 25 30 35 40 45 50 55 60 65
Days
VEH--30%
HPBCD in WFI
IPI-926 @
4mg/kg
IPI-926 @
10mg/kg
IPI-926 @
20mg/kg
Treatment phase
4/7 fully
regressed
B837Tx tumor
Ptch/Hic model of medulloblastoma
Pink et al., 2008 AACR

29
IPI-926 improves survival in orthotopic
medulloblastoma  model
0
1
2
3
4
5
6
7
8
9
10
11
10 14 18 22 26 30 34 38 42 46 50
Days post implant
Veh
IPI-926 @ 40mg/kg
Start of TX End of TX
Mouse model, orthotopically implanted B837Tx tumor
Pink et al., 2008 AACR

Tumor Volume (mm3)
1000
900
800
700
600
500
400
300
200
100
0
35
40
45
50
70
75
80
85
Days Post Implant
Vehicle
IPI-926
E/P -Vehicle
E/P - IPI-926
82%
Mice randomized +/- IPI-926
Last day of E/P treatment

30 5 weeks total of IPI-926 follow-up treatment; 40 mg/kg, PO QD IPI-926 delays tumor recurrence post-chemo Traviglione et al., 2008 AACR

31 Business Update

Infinity Goals 2008
•
Strong financial profile
•
Scientific excellence
•
Integrated Citizen-Ownership culture
•
Business and operational excellence
•
Retaspimycin GIST Phase 3 registration trial
•
Retaspimycin Phase 2 trials for additional indications
•
IPI-493 Oral
Hsp90:
Phase 1 clinical study
•
IPI-926
Hedgehog:
Phase 1 clinical study
•
Identify strategic opportunities to enhance profile
Execute on
near-term
value-drivers
Maintain &
enhance
foundations
for success

Executing on our R&D and Business Strategy
Initiate IPI-493 Phase 1 clinical trial
Mid-2008
Initiate Phase 1 clinical study
2H 2008
File IND
2H 2008
Present preclinical data (AACR)
IPI-926: Hedgehog pathway inhibitor
Present preliminary IPI-504 Phase 2 data in HRPC
By end 2008
Present preliminary IPI-504 Phase 2 data in NSCLC
By end 2008
Initiate additional IPI-504 clinical studies
2H 2008
Initiate Phase 3 registration trial of IPI-504 in refractory GIST
Q3 08
Secure SPA for IPI-504 Phase 3 GIST study
Present IPI-504 Phase 1 GIST data (ASCO)
IPI-504 & IPI-493: Hsp90 inhibitors

34
Strong balance sheet; well capitalized
•
$105M cash and equivalents (3/31/08)
•
Burn rate well-controlled
–
50% cost-sharing of Hsp90 program with MedImmune/AstraZeneca
•
Projected 2008 net cash burn: $35M - $45M
•
Cash to support current plan into 2010
–
Sufficient capital to achieve key value creation milestones

Infinity Leadership
Michael Curtis, Ph.D., VP Pharm. Devel.
TKT, Syntonix, Genzyme, Bristol-Myers Squibb
David Grayzel, M.D., VP Clin Dev. & Med. Affairs
Dyax,  Mass General Hospital
John Keilty, Sr Dir Informatics
Millennium,
UMass Medical School
Vito Palombella, Ph.D., VP Drug Discovery
Syntonix, Millennium, ProScript
Steven Kafka, Ph.D., VP Finance
Millennium, Strategic Decisions Group
Jeanette Kohlbrenner, Sr Dir Human Resources
Genetics Institute, Syntonix
Gerald Quirk, Esq., VP & General Counsel
Genzyme, Palmer & Dodge
Jeffrey Tong, Ph.D., VP Corp. & Product Dev.
McKinsey & Co, Harvard Ctr. for Genomics
Research
Steven Holtzman
Chair, President & CEO
Millennium, DNX
Julian Adams, Ph.D.
CSO & President of R&D
Millennium, ProScript,
Boehringer Ingelheim, Merck
Adelene Perkins
Chief Business Officer & EVP
Transform, Genetics Institute,
Bain, GE

INFI Investment Thesis
•
Sustainable pipeline of novel, small molecules
for key targets
–
Hsp90 inhibitors: IPI-504 i.v. and IPI-493 p.o.
– Hedgehog pathway inhibitor: IPI-926
•
International Ph 3 trial for IPI-504 to commence in 3Q08 under SPA
–
IPI-504 positioned as potential first-in-class
anti-chaperone agent
•
Broad, near-term potential
– Multiple IPI-504 trials underway in major disease categories
•
Strong balance
sheet;
well-capitalized
– Resources support current operating plan into 2010
•
Proven management team
– First- and best-in-class NDAs, value-creating business transactions